EXHIBIT 10.45

                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the "First Amendment") is made as of this 23RD day of December, 1997, by and between VICORP RESTAURANTS, INC., a Colorado corporation ("Seller"), and SHELLS SEAFOOD RESTAURANTS, INC., a Delaware corporation ("Buyer").

                                   BACKGROUND

     Seller and Buyer entered into that certain Purchase and Sale Agreement, (the "Contract") dated October 22, 1997 for the purchase and sale of certain property (the "Property") as described therein. Seller and Buyer desire to extend certain of Buyer's contingency periods contained in the Contract.

                                    AGREEMENT

     NOW, THEREFORE, for and in consideration of the sum of Ten and no/100ths Dollars ($10.00) and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. PERMITS AND APPROVALS. Anything to the contrary contained in the Contract notwithstanding, Seller and Buyer agree that the deadline by which Buyer shall obtain, or waive the contingency for, Buyer's receipt of the required Permits and Approvals as set forth in Section 4.2 of the Contract, shall be and is hereby extended until on or before February 15,1998.

         2. FINANCING. Anything to the contrary contained in the Contract notwithstanding, Seller and Buyer agree that the deadline by which Buyer shall obtain, or waive the contingency for Buyer's receipt of, its financing as set forth in Section 4.3 of the Contract shall be and is hereby extended until on or before February 15,1998.

         3. Except as modified herein, all other terms, conditions and covenants of the Contract shall remain the same and in full force and effect.

                         (SIGNATURES ON FOLLOWING PAGE)

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        IN WITNESS WHEREOF, this instrument has been duly executed as of the day and year first above written.

Signed, sealed and delivered
In the presence of:

                                        "SELLER"

                                        VICORP RESTAURANTS, INC., a
                                        Colorado corporation

/s/ STANLEY ERECKSON, JR.               By: /s/ CHARLES R. FREDERICKSON
------------------------                   ------------------------------------
Signature                                  Signature

Stanley Ereckson, Jr.                      CHARLES R. FREDERICKSON
------------------------                   ------------------------------------
Name Printed                               Name Printed
                                           Title: Chairman
/s/ KENNETH H. CARD                              ------------------------------
------------------------
Signature

Kenneth H. Card
------------------------
Name Printed


                                        "BUYER"

                                        SHELLS SEAFOOD RESTAURANTS, INC., a
                                        Delaware corporation


/s/ DANIEL J. PARZ                      By: /s/ W. E. HATTAWAY
-------------------------                  ------------------------------------
Signature                                  Signature

Daniel J. Parz                             W. E. Hattaway
-------------------------                  ------------------------------------
Name Printed                               Name Printed
                                           Title: President
/s/ MAE SMITH                                    ------------------------------
-------------------------
Signature

Mae Smith
-------------------------
Name Printed



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